UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2021

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 College Boulevard Overland Park, KS	66211
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On July 22, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of TortoiseEcofin Acquisition Corp. III (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated July 19, 2020 by and between the Company and TortoiseEcofin Borrower LLC (“TortoiseEcofin Borrower”), the Company completed the private sale of 6,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to TortoiseEcofin Borrower, generating gross proceeds to the Company of $9,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will be non-redeemable for cash by the Company and will be exercisable on a cashless basis so long as they are held by TortoiseEcofin Borrower or its permitted transferees. TortoiseEcofin Borrower has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 19, 2021, effective simultaneously with the effectiveness of the Company’s registration statement on Form S-1 (File No. 333-253586) (the “Registration Statement”), William J. Clinton, Juan J. Daboub and Mary Beth Mandanas were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Mr. Clinton, Mr. Daboub and Ms. Mandanas are “independent directors” as defined in the NYSE listing standards and applicable Securities and Exchange Commission (the “Commission”) rules and will serve on the audit, compensation and nominating and corporate governance committees with Ms. Mandanas serving as chair of the audit committee, Mr. Daboub serving as chair of the compensation committee and Mr. Clinton serving as chair of the nominating and corporate governance committee. On July 19, 2021, TortoiseEcofin Sponsor III LLC (the “Sponsor”) forfeited 120,000 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), back to the Company and the Company issued 40,000 Class B Ordinary Shares to each of Mr. Clinton, Mr. Daboub and Ms. Mandanas.

On July 19, 2021, in connection with the effectiveness of the Company’s Registration Statement, the Company entered into indemnification agreements with Vincent T. Cubbage, Stephen Pang, William J. Clinton, Juan J. Daboub, Mary Beth Mandanas, Steven C. Schnitzer, Darrell Brock, Jr. and Evan Zimmer that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) was approved on July 19, 2021. A description of the Memorandum and Articles is contained in the section of the prospectus, dated July 19, 2021 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure

On July 19, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 22, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On July 19, 2021, the Registration Statement was declared effective by the Commission. On July 22, 2021, the Company completed its IPO of 30,000,000 units (the “Units”). The Units were issued pursuant to an underwriting agreement, dated July 19, 2021, among the Company, on the one hand, and Barclays Capital Inc. and Goldman Sachs & Co. LLC, on the other hand, as representatives of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), and one-fourth of one redeemable warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share. The Company granted the underwriters a 45-day option to purchase up to 4,500,000 additional Units to cover over-allotments, if any.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $300,000,000, including $10,500,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO, or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principal or definitive agreement for an initial business combination within 24 months from the closing of the IPO but has not completed the initial business combination within such 24-month period, or (c) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 24 months (or 27 months, as applicable) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	A Warrant Agreement, dated July 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated July 19, 2021, among the Company, its officers, its directors, the Sponsor and TortoiseEcofin Borrower.

●	An Investment Management Trust Agreement, dated July 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated July 19, 2021, among the Company, the Sponsor, TortoiseEcofin Borrower and the other parties named therein.

●	An Administrative Support Agreement, dated July 19, 2021, between the Company and Tortoise Capital Advisors, L.L.C.

●	A Private Placement Warrants Purchase Agreement, dated July 19, 2021, between the Company and TortoiseEcofin Borrower.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated July 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 19, 2021, among the Company, its officers, its directors, the Sponsor and TortoiseEcofin Borrower.
10.2	Investment Management Trust Agreement, dated July 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 19, 2021, among the Company, the Sponsor, TortoiseEcofin Borrower and the other parties named therein.
10.4	Administrative Support Agreement, dated July 19, 2021, between the Company and Tortoise Capital Advisors, L.L.C.
10.5	Private Placement Warrants Purchase Agreement, dated July 19, 2021, between the Company and TortoiseEcofin Borrower.
10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Commission File No. 333-253586), filed on February 26, 2021).
99.1	Press Release, dated July 19, 2021.
99.2	Press Release, dated July 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2021

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer

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